VANGUARD(R)INTERNATIONAL VALUE FUND

ANNUAL REPORT

OCTOBER 31, 2001

STOCK

                                                    [THE VANGUARD GROUP(R) LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.


--------------------------------------------------------------------------------
CONTENTS
Letter from the Chairman                                    1
Report from the Adviser                                     6
Fund Profile                                               10
Glossary of Investment Terms                               12
Performance Summary                                        13
Your Fund's After-Tax Returns                              14
Financial Statements                                       15


SUMMARY
* Vanguard International Value Fund posted a ten-month return of -20.9%, a decline that--while very disappointing--was less severe than those of its comparative measures.
* Stocks fared poorly worldwide, but your fund's value bias protected it from some of the damage.
* Returns from international markets were diminished for U.S. investors by the dollar's strength.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]

FELLOW SHAREHOLDER,
Around the globe, value stocks held up better than broader market measures in 2001, but they were not immune to increasingly difficult economic and market conditions--a situation worsened by the September 11 terrorist attacks. In this tough environment, VANGUARD INTERNATIONAL VALUE FUND posted a ten-month return of -20.9%. While this is clearly a very disappointing absolute result, it was better than those of the fund's comparative measures.

     As we mentioned in our semiannual report to you, reporting periods for several Vanguard funds have been changed. Your fund's fiscal year-end moved from December 31 to October 31, so this report covers an abbreviated fiscal period of ten months. In the future, you will receive a semiannual report covering the six months through each April, and an annual report covering the twelve months through each October.

     The table at left compares your fund's total return (capital change plus reinvested dividends) with those of the average international mutual fund and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, an unmanaged benchmark of developed markets. The fund's return is based on a decrease in net asset value from $26.02 per share on December 31, 2000, to $20.57 per share on October 31, 2001, and is adjusted for a dividend of $0.01 per share paid from net investment income.

--------------------------------------------------------------------------------
2001 TOTAL RETURNS                                              TEN MONTHS ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
VANGUARD INTERNATIONAL VALUE FUND                                       -20.9%
Average International Fund*                                             -25.8
MSCI EAFE Index                                                         -24.7
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     If you own Vanguard International Value Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 14.

ECONOMIC OVERVIEW
Global economies and markets followed trends in the United States, which had weakened markedly even before September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the terrorist attacks had pushed the U.S. economy deeper into recession: Output of goods and services fell, unemployment soared, and consumer spending--which had been propping up the economy's growth--waned.

     The nation's gross domestic product, adjusted for inflation, fell at an annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was

                                                                               1

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the first  quarterly  decline  in GDP in more than  eight  years.  Corporate profits plunged, as many companies saw their revenues fall even while expenses were rising. Many companies responded by laying off employees.

     The unemployment rate climbed to 5.4% in October--the highest level in almost five years. The job losses spread beyond manufacturing to the service sector. Travel-related industries were hit especially hard.

     Consumer spending, which accounts for two-thirds of U.S. economic activity, declined sharply after the attacks. For much of the past year, consumers' willingness to open their pocketbooks had offset the steep declines in business spending that were curbing economic growth. Companies especially cut spending on high-tech equipment and software, the very products that had helped to fuel the economic boom and bull market of the late 1990s.

     In light of the worsening economic picture and the terrorist attacks, the Federal Reserve Board accelerated its campaign to bolster the economy by reducing interest rates. The Fed cut its target for the federal funds rate--the rate at which banks make overnight loans to each other--three times after September 11 (including a 50-basis-point cut on November 6, a few days after your fund's fiscal year-end). In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%); the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points); and the highest number of rate cuts in a year (ten), matching the total for 1991.

--------------------------------------------------------------------------------
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                 ONE        THREE         FIVE
                                                YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
MSCI EAFE Index (International)                -24.9%        -3.6%         0.6%
Russell 2000 Index (Small-caps)                -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)            -25.6          0.4          8.8
S&P 500 Index (Large-caps)                     -24.9          0.0         10.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index             10.2          5.6          6.8
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        4.8          5.0          5.1
================================================================================
CPI
Consumer Price Index                             2.1%         2.7%         2.3%
================================================================================

     Central banks abroad also cut short-term interest rates. Like the Fed, most of them saw recession, not inflation, as the major threat. Japan, in fact, seemed mired in its fourth recession in a decade. (Its financial markets were also in the doldrums: Tokyo's blue-chip Nikkei 225 stock index fell near an 18-year low in mid-September.) With U.S. demand for imports down, economies elsewhere were feeling the effects as well. Trade decelerated to the point that the World Bank said in late October that there was a potential for a global recession.

2

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FINANCIAL MARKETS IN REVIEW
The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31 stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines during the fiscal year.

     The story was much the same in overseas markets. Over the full year ended October 31, the MSCI EAFE Index returned -24.9% in U.S. dollars, roughly matching the dismal performance of U.S. stocks. During your fund's ten-month fiscal period, the EAFE Index returned -24.7% in dollars, trailing the -18.8% return of U.S. stocks overall, as measured by the Wilshire 5000 Total Market Index. The EAFE Index result was lowered by about 4 percentage points for U.S. investors because of a modest strengthening of the dollar. Most major currencies fell in value relative to the dollar over the ten months; the Japanese yen, for example, declined about -6%, while the euro fell about -4%.

     In both U.S. and international markets, value stocks--those with comparatively low prices relative to earnings and other measures--held up better than growth stocks for the ten months, although both groups generated losses:
-20.6% for the value stocks within the EAFE Index and -28.5% for its growth stocks. Among the worst performers were technology, media, and telecommunications (TMT) stocks, the same sectors that drove the bull market of the late 1990s.

     Slowing economies and interest rate cuts boosted bond prices during this period in most global markets. (Argentina, suffering through a debt crisis, was among the exceptions.)

FISCAL 2001 PERFORMANCE OVERVIEW
We realize that a strong relative performance offers little comfort in the face of negative returns. Still, we think it's important to note that your fund's value orientation helped it to avoid declining as steeply as its average mutual fund competitor and the broad market. Vanguard International Value Fund's ten-month return of -20.9% was almost 5 percentage points above that of its average peer and about 4 percentage points above the return of the EAFE Index.

--------------------------------------------------------------------------------
Among the worst performers were technology, media, and telecommunications (TMT) stocks.
--------------------------------------------------------------------------------

     Compared with the EAFE Index, your fund had, on average, less of its assets invested in tech, media, and telecom (TMT) stocks. In addition, the TMT stocks that International Value held performed better overall than the index sectors, a credit to the stock-picking of the fund's adviser, Hansberger

                                                                               3

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Global Investors. For example, our telecom stocks fell about -24%, compared with
-36% for similar stocks in the index. Selections in consumer discretionary and industrial groups also fared better than those in the index, which were down sharply.

     However, to fare better than a benchmark during 2001 usually meant simply not declining as much. Many of the same groups in which we outperformed the index were significant factors in the fund's negative return. They included telecom, information technology, and industrials (a broad category that runs the gamut from aerospace to paper products). But the worst sector for the fund on an absolute basis was financial services, which declined about -27%. That wasn't our steepest sector drop, but--since financial services companies made up about 22% of International Value's assets on average--it had the most impact.

     For further details on the fund's individual securities, please see the Report From the Adviser on page 6.

LONG-TERM PERFORMANCE OVERVIEW
We believe that one should always look beyond a fiscal year when evaluating a fund's record. The table below compares your fund's annualized return over the past decade with those of its comparative measures, as well as the results of hypothetical $10,000 initial investments in each.

     Our long-term results were mixed. Your fund outpaced its index over the decade, but lagged its average competitor. There are two reasons for the shortfall: First is the fund's focus on value stocks, a strategy that aided our relative performance in 2001 but had the opposite effect during the late 1990s, when growth stocks drove the market. Second, for some years your fund had a higher exposure to the slumping Japanese market than many of its peers.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                OCTOBER 31, 2001
                                   ---------------------------------------------
                                   AVERAGE                     FINAL VALUE OF
                                    ANNUAL                          A $10,000
                                    RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD INTERNATIONAL
  VALUE FUND                          4.6%                       $15,640
Average International Fund            5.1                         16,383
MSCI EAFE Index                       4.0                         14,872
--------------------------------------------------------------------------------

     It is impossible to predict the short-term direction of financial markets, let alone which region or investing style will lead. Over the long run, however, we can expect that market leadership will shift among various segments and styles, and that ultimately all will provide comparable gross returns. We're confident that the International Value Fund's long-term performance relative to peers will improve, in part because of our cost advantage. Your fund's expense ratio (annual costs as a percentage of average net assets) of 0.64%, or $6.40 per $1,000 in assets, is well below the 1.69%, or $16.90 per $1,000, that the average peer charges. Over time, such a cost difference is crucial: It means that our competitors would have to generate, on average, a gross return

4

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that is more than 1 percentage point higher than  ours--year-in and year-out--to match our net returns.

     We realize that many investors, after witnessing the stellar performance of U.S. stocks in the 1990s, began to question the wisdom of holding international stocks. And the past ten months were hardly an advertisement for this asset class. International returns failed to offset declines in U.S. equities, and the dollar proved strong once more, further eroding returns from foreign markets. But this will not always be the case. We are confident that investing a portion of one's equity holdings in international stocks can add an important element of diversification to a U.S. investor's portfolio.

IN SUMMARY
The past ten months have been tumultuous both for the financial markets and for the nation as a whole. Just as no one could have predicted the events of September 11, there is no way to foresee with certainty what lies ahead. Uncertainty is always present in the financial markets, and occasional downturns are simply inevitable.

     Today, as always, we recommend a simple strategy for dealing with these risks as you move toward long-term financial goals: Hold a portfolio diversified across market segments and across asset classes--stocks, bonds, and short-term investments--in proportions appropriate for your objectives, time horizon, and risk tolerance. Once you have such a portfolio in place, stay the course. Thank you for your loyalty and trust. We look forward to reporting to you six months hence.


Sincerely,

/s/John J. Brennan

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

November 19, 2001

                                                                               5

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REPORT FROM THE ADVISER
VANGUARD INTERNATIONAL VALUE FUND outperformed its benchmark, the MSCI EAFE Index, by 3.8 percentage points during the ten-month period ended October 31, 2001--our new fiscal year-end. However, our negative return of -20.9% was a significant disappointment both to our fellow shareholders and to us.

     The year 2001 began with much hope, but toward year's end the mood had turned to one of caution. In March, economic indicators in Europe and warnings of earnings shortfalls from European companies suggested that the Eurozone economies were not, after all, immune to the economic slowdown in the United States. In that month, the International Value Fund lost -9.0%, while the EAFE Index declined -6.7%.

     For much of the summer, global equity markets seemed to embrace the idea that, following upon disappointing earnings this year, there would be a quick rebound in profits in 2002. Sharply lower interest rates in the United States and Europe, it was argued, would soon trigger an economic recovery. Indeed, various economic indicators seemed to suggest that the rapid interest rate cuts by central bankers, especially the U.S. Federal Reserve Board, would limit the economic downturn.

     However, the terrorist attacks on September 11 shook confidence in financial markets worldwide. The result was a sharp erosion in equity markets, especially in sectors particularly sensitive to an economic recovery, such as the industrial, materials, and financial groups. These happened to be areas that your fund emphasized, and the fund's share price declined a steep -12.6% in September, while the EAFE Index lost -10.1%.

     Throughout the tumult of 2001, Hansberger Global Investors (HGI) has stuck to our goal of staying fully invested in equities. We constantly endeavor to find undervalued stocks with a near-term trigger for upward moves. We aim to be invested in the best company within each sector (so long as it meets our value criteria), irrespective of geographical location. The continued rapid reduction in interest rates in the United States, coupled with current aggressive federal government spending, lead us to conclude that the nation's economic recovery will probably occur sooner rather than later. The fund's investments are positioned to take advantage of such a recovery.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
Global economies have remained sluggish, partly due to European central bankers'

6

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focus on price stability (rather than on maintaining full employment,  as in the
United States), as well as to Japan's inability to work its way out of 11 years of stagnation.

     HGI's analysts, who search the international markets for the best-valued stocks by sector, continue to guide us to European names. Although European governments may be slow to react to the changing business environments, most European companies are as nimble as their U.S. counterparts at responding. In addition, managements in Europe continue to focus on shareholder value and increased transparency in their financial reports. These factors have led us to increase our weightings in Eurozone stocks at a time when these markets have been out of favor.

     The fund's exposure to Japan remains lighter than that of the EAFE Index because our analysts have been hard-pressed to find many companies that exhibit the value criteria that your fund requires. Over the past few months we have increased our exposure to emerging markets, largely because some of the leading companies in certain sectors are headquartered there and are trading at attractive valuations. (Note that the EAFE Index includes no emerging markets.) Emerging markets companies could outperform those in developed markets, if market expectations for emerging markets brighten in comparison with those for developed markets.

OUR SUCCESSES
The fund's stocks were not selected to replicate the geographical or industry-sector weightings of the EAFE Index. However, we are conscious of the benchmark weightings, and in picking stocks that fit our valuation criteria, we use guidelines for sector weightings to limit the unintended risks in the portfolio.

     This approach has allowed us to build a robust and diversified portfolio with exposure to sectors and regions not always found in the typical value-based international fund. Although our top-ten holdings largely are "old economy" names such as consumer giant Nestle (the fund's largest holding, at 2.8% of net assets), and oil company TotalFinaElf (2.1%), they also include "new economy" stocks like Swisscom (the third-largest holding at 2.0%), the largest fixed-line phone company in Switzerland and part owner of mobile phone operations in Switzerland and Germany. Unlike many other telecommunications companies that got caught up in bidding wars for third-generation telecom licenses in Europe, Swisscom is sitting on a $4 billion (U.S. dollars) war chest to be used to increase its market presence the old-fashioned way--through buying companies with good managements, similar visions, and attractive valuations.

     International Value Fund's investments in some emerging markets companies also added to overall performance. The fund's top-performing stocks during the ten months were Kookmin Bank, of South Korea (returning +35%), and Telefonos de Mexico (+25%). Bank of Ireland (+23%) and E.On (+20%), the German utility, were the top performers among developed countries.

OUR SHORTFALLS
In hindsight, we wish that we had reduced the fund's weightings in the industrial and financial sectors to lock in gains achieved in some of those holdings at the start of the fiscal year. The single-biggest factor in the fund's decline during the period was Zurich Financial Services, which accounted for 1.4 percentage points of the fund's negative return. Ironically, this stock was our best performer last year. But investors lost confidence in the ability of the company's management to deliver on its promises. British Airways was another winner from 2000 that hurt the fund this year--the September 11 attacks resulted in a -0.9% decline in the fund from the British Airways stake.

     In the aftermath of September 11, we have reviewed each of our holdings, reassessing the risks of each and, as necessary, liquidating those with extraordinary exposures. For example, the fund purchased shares of ABB in March 2001, on the assumption that demand for the Swiss-based conglomerate's industrial products would increase and that a decline in its share price was overdone. However, while other industrial stocks recovered from the effects of the slowdown in Eurozone economies, ABB did not. Talks with the company furthermore revealed what could be open-ended legal claims on asbestos products, based on a firm ABB had acquired. We also got a sense that ABB was behind its peers in reorganizing its business. We therefore liquidated our ABB holdings.

IN SUMMARY
During the 10 months since December 31, 2000, the fund:
* Experienced portfolio turnover equal to about 37% of assets, as we eliminated stocks that no longer met our investment criteria and redirected that money to stocks that did.
* Maintained a cash position of about 3% of assets, both to meet redemptions and to take advantage of investment opportunities as they arose.
* Added to holdings in the consumer staples, health care, energy, materials, and utilities groups.
*    Reduced holdings in consumer discretionary and financial services stocks.
* Continued to prefer European stocks over Japanese equities and, because of attractive opportunities, maintained a 13% exposure, on average, to emerging markets.
*    Increased the number of the fund's stocks from 72 to 85.

     The fund's weightings in various countries are detailed in the table on page 11, and all of its holdings are listed in the Statement of Net Assets, beginning on page 15. To reiterate, we select stocks by analyzing companies

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

in various industry sectors to identify superior values; the geographical location of a holding is typically a by-product of that process. Our analysts look for value in well-run companies hurt by short-term considerations. Although ours is a "bottom up" approach, we consider "top down" macro issues and their potential effects on our holdings.

     We thank you for the confidence that you have placed in us.


Thomas Hansberger, Chief Investment Officer
Ajit Dayal, Deputy Chief Investment Officer
Ronald Holt, Senior Vice President
Aureole L. W. Foong, Managing Director, Asian Research
Hansberger Global Investors, Inc.

November 12, 2001

FUND PROFILE                                              AS OF OCTOBER 31, 2001
 FOR INTERNATIONAL VALUE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 12.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                    MSCI
                        FUND        EAFE
--------------------------------------------------------------------------------
Number of Stocks         85         907
Turnover Rate            37%         --
Expense Ratio          0.64%*        --
Cash Investments        3.3%         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Nestle SA (Registered)                 2.8%
 (food, beverage & tobacco)
TotalFinaElf SA                        2.1
 (integrated oil)
Swisscom AG                            2.0
 (telecommunications)
Novartis AG (Registered)               2.0
 (pharmaceuticals)
Electrolux AB Series B                 2.0
 (consumer products)
ENI SpA                                1.9
 (energy)
Unilever PLC                           1.9
 (food, beverage & tobacco)
Cie. de St. Gobain SA                  1.9
 (manufacturing)
HSBC Holdings PLC                      1.8
 (banking)
Linde AG                               1.8
 (conglomerate)
--------------------------------------------------------------------------------
Top Ten                               20.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                        MSCI
               FUND     EAFE
--------------------------------------------------------------------------------
R-Squared     0.74      1.00
Beta          0.93      1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALLOCATION BY REGION           [PIE CHART]
   Europe                     65
   Pacific                    24
   Emerging Markets           11
--------------------------------------------------------------------------------


*Annualized.

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
                                    MSCI
                      FUND          EAFE
--------------------------------------------------------------------------------
EUROPE
United Kingdom        16.2%        23.3%
France                12.5         11.3
Switzerland           10.0          7.2
Germany                7.9          7.8
Sweden                 4.8          2.2
Netherlands            4.1          5.5
Spain                  2.7          3.2
Italy                  2.0          4.6
Greece                 1.5          0.4
Ireland                1.1          0.7
Belgium                1.1          1.0
Finland                1.0          1.9
Austria                0.0          0.2
Denmark                0.0          1.0
Norway                 0.0          0.5
Portugal               0.0          0.6
--------------------------------------------------------------------------------
Subtotal              64.9%        71.4%
--------------------------------------------------------------------------------
PACIFIC
Japan                 15.3%        22.5%
Hong Kong              6.1          1.9
Singapore              2.4          0.8
Australia              0.0          3.3
New Zealand            0.0          0.1
--------------------------------------------------------------------------------
Subtotal              23.8%        28.6%
--------------------------------------------------------------------------------
EMERGING MARKETS
Mexico                 2.8%          --
South Korea            2.7           --
Brazil                 2.1           --
Russia                 1.4           --
Taiwan                 1.3           --
Thailand               1.0           --
Indonesia              0.0           --
--------------------------------------------------------------------------------
Subtotal              11.3%          --
--------------------------------------------------------------------------------
Total                100.0%       100.0%
================================================================================


                                                             [PHOTO OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY                                      AS OF OCTOBER 31, 2001
 FOR INTERNATIONAL VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

     Note that, except for the final table on the page, averge annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE OCTOBER 31, 1991-OCTOBER 31, 2001

           INTERNATIONAL VALUE    AVERAGE INTERNATIONAL         MSCI EAFE
           FUND                   FUND                          INDEX
--------------------------------------------------------------------------------
199110         10000                 10000                        10000
199201         10094                 10195                         9812
199204          9704                 10032                         8877
199207          9713                  9860                         8792
199210          9241                  9483                         8678
199301          9338                  9680                         8804
199304         10972                 11022                        10797
199307         11173                 11378                        11232
199310         11925                 12659                        11929
199401         12991                 14252                        12659
199404         12823                 13625                        12593
199407         13111                 13801                        12820
199410         13320                 14114                        13133
199501         12293                 12609                        12097
199504         13272                 13452                        13296
199507         13893                 14292                        13711
199510         13324                 13933                        13084
199601         14236                 14832                        14048
199604         14885                 15620                        14813
199607         14339                 15093                        14195
199610         14751                 15477                        14454
199701         15075                 16131                        14317
199704         15347                 16427                        14681
199707         17280                 18702                        16766
199710         15800                 17026                        15123
199801         15791                 17408                        15790
199804         17422                 19772                        17458
199807         16961                 19924                        17682
199810         16440                 17684                        16582
199901         17009                 19319                        18066
199904         19191                 20353                        19116
199907         20129                 21073                        19398
199910         20213                 21873                        20402
200001         19702                 24905                        21543
200004         19953                 24917                        21772
200007         20722                 24286                        21145
200010         19317                 22458                        19811
200101         20360                 22309                        19736
200104         18734                 20306                        18223
200107         17716                 18503                        16554
200110         15640                 16383                        14872
--------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED OCTOBER 31, 2001
                                                                     FINAL VALUE
                                   ONE       FIVE      TEN          OF A $10,000
                                  YEAR      YEARS    YEARS            INVESTMENT
--------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND        -19.03%     1.18%    4.57%           $15,640
Average International Fund*     -26.39      1.33     5.06             16,383
MSCI EAFE Index                 -24.93      0.57     4.05             14,872
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) OCTOBER 31, 1991-OCTOBER 31, 2001

                        INTERNATIONAL VALUE FUND          MSCI EAFE Index
           1992                   -7.6                         -13.2
           1993                   29.0                          37.5
           1994                   11.7                          10.1
           1995                    0.0                          -0.4
           1996                   10.7                          10.5
           1997                    7.1                           4.6
           1998                    4.0                           9.6
           1999                   23.0                          23.0
           2000                   -4.4                          -2.9
           2001                  -19.0                         -24.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                for periods ended September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

-------------------------------------------------------------------------------------------
                                                 ONE     FIVE            TEN YEARS
                           INCEPTION DATE       YEAR    YEARS     CAPITAL   INCOME   TOTAL
-------------------------------------------------------------------------------------------
International Value Fund    5/16/1983        -21.27%    0.64%      1.82%   2.51%   4.33%
-------------------------------------------------------------------------------------------


*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED OCTOBER 31, 2001
                                         ONE YEAR      FIVE YEARS     TEN YEARS
INTERNATIONAL VALUE FUND                 ---------------------------------------
Returns Before Taxes                      -19.03%        1.18%          4.57%
Returns After Taxes on Distributions      -19.79        -1.64           2.37
Returns After Taxes on Distributions
  and Sale of Fund Shares                 -11.36         0.14           3.05
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 OCTOBER 31, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL VALUE FUND                                SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
--------------------------------------------------------------------------------
BELGIUM (1.0%)
 Fortis AG B Shares                                    290,000 $          6,843
 Delhaize-Le Lion SA                                    21,581            1,187
                                                                ----------------
                                                                          8,030
                                                                ----------------
BRAZIL (2.0%)
 Tele Norte Leste
  Participacoes ADR                                    820,000            8,331
 Companhia Vale do
  Rio Doce ADR                                         336,000            7,029
                                                                ----------------
                                                                         15,360
                                                                ----------------
FINLAND (1.0%)
 TietoEnator Oyj B Shares                              343,000            7,692
                                                                ----------------
FRANCE (12.1%)
 TotalFinaElf SA                                       114,000           16,017
 Cie. de St. Gobain SA                                 103,598           14,416
 Groupe Danone                                         114,500           13,252
 Pechiney SA A Shares                                  177,000            8,130
 Schneider Electric SA                                 200,000            8,012
 AXA                                                   316,056            6,917
 Usinor Sacilor SA                                     650,000            6,850
 Suez SA                                               214,000            6,732
 Cap Gemini SA                                         115,100            6,479
 Alstom                                                408,000            6,240
                                                                ----------------
                                                                         93,045
                                                                ----------------
GERMANY (7.7%)
 Linde AG                                              349,900           14,011
 E.On AG                                               231,000           12,046
 SAP AG                                                 77,000            7,975

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
 Adidas-Salomon AG                                     135,000 $          7,624
 Deutsche Bank AG                                      130,000            7,235
 Volkswagen AG                                         145,156            5,569
 Volkswagen AG Pfd.                                    178,000            4,553
                                                                ----------------
                                                                         59,013
                                                                ----------------
GREECE (1.4%)
 Hellenic Telecommunication
  Organization SA                                      680,000           11,024
                                                                ----------------
HONG KONG (5.9%)
 HSBC Holdings PLC                                   1,300,000           14,083
 Hutchison Whampoa Ltd.                              1,300,000           10,542
 China Petroleum &
  Chemical Corp.                                    48,000,000            7,446
*China Mobile
 (Hong Kong) Ltd.                                    2,320,000            7,034
  Wing Hang Bank Ltd.                                2,160,000            6,494
                                                                ----------------
                                                                         45,599
                                                                ----------------
INDONESIA
*PT Inti Indorayon Utama                               545,000               18
                                                                ----------------
IRELAND (1.1%)
 Bank of Ireland                                       900,000            8,049
                                                                ----------------
ITALY (1.9%)
 ENI SpA                                             1,188,555           14,901
                                                                ----------------
JAPAN (14.8%)
 Takeda Chemical Industries Ltd.                       206,000            9,980
 Promise Co., Ltd.                                     148,000            9,576

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL VALUE FUND                                SHARES            (000)
--------------------------------------------------------------------------------
 Mabuchi Motor Co.                                     116,000 $          9,572
 Daiichi Pharmaceutical Co., Ltd.                      400,000            9,395
 Sankyo Co., Ltd.                                      409,000            7,952
 Asahi Kasei Corp.                                   2,300,000            7,572
 TDK Corp.                                             164,000            7,289
 Rohm Co., Ltd.                                         67,000            7,132
 Lawson Inc.                                           195,000            6,866
 Sumitomo Trust &
  Banking Co., Ltd.                                  1,210,000            6,742
 Omron Corp.                                           528,000            6,729
 Sony Corp.                                            163,000            6,166
 Honda Motor Co., Ltd.                                 170,000            6,097
 Mizuho Holdings, Inc.                                   1,530            4,625
*Mazda Motor Corp.                                   2,385,000            4,111
 NEC Corp.                                             421,000            3,818
                                                                ----------------
                                                                        113,622
                                                                ----------------
MEXICO (2.7%)
 Cemex SA de CV ADR                                    340,758            7,838
*Grupo Televisa SA GDR                                 229,600            6,991
 Telefonos de Mexico SA
  Class L ADR                                          170,000            5,790
                                                                ----------------
                                                                         20,619
                                                                ----------------
NETHERLANDS (4.0%)

* Wolters Kluwer NV                                    576,576           12,110
  ING Groep NV                                         433,880           10,826
  Akzo Nobel NV                                        181,000            7,426
  ABN-AMRO Holding NV                                    7,906              121
                                                                ----------------
                                                                         30,483
                                                                ----------------
RUSSIA (1.3%)
*OAO Lukoil Holding
  Sponsored ADR                                        231,723           10,289
                                                                ----------------
SINGAPORE (2.3%)
 DBS Group Holdings Ltd.                             1,999,701           11,400
 Singapore Airlines Ltd.                             1,345,000            6,230
                                                                ----------------
                                                                         17,630
                                                                ----------------
SOUTH KOREA (2.6%)
 Kookmin Bank                                          600,000            9,266
 Pohang Iron & Steel Co. Ltd.
  ADR                                                  518,000            8,884
 Kookmin Bank Sponsored
  GDR                                                  150,000            2,190
                                                                ----------------
                                                                         20,340
                                                                ----------------
SPAIN (2.6%)
 Banco Santander Central
  Hispano SA                                         1,293,000            9,957
*Telefonica SA                                         820,000            9,852
*Telefonica Moviles SA                                  83,382              526
                                                                ----------------
                                                                         20,335
                                                                ----------------
SWEDEN (4.7%)
 Electrolux AB Series B                              1,253,975           15,093
 Atlas Copco AB B Shares                               701,000           13,414
 Nordea AB                                           1,702,081            7,538
                                                                ----------------
                                                                         36,045
                                                                ----------------
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
SWITZERLAND (9.6%)
 Nestle SA (Registered)                                103,870 $         21,564
 Swisscom AG                                            56,400           15,664
 Novartis AG (Registered)                              414,680           15,529
 Roche Holdings AG                                     200,000           13,871
 Zurich Financial Services AG                           33,270            7,620
                                                                ----------------
                                                                         74,248
                                                                ----------------
TAIWAN (1.3%)
*Taiwan Semiconductor
 Manfucturing Co. Ltd. ADR                             765,000            9,876
                                                                ----------------
THAILAND (1.0%)
 Advanced Information
  Services Co. Ltd. (Foreign)                        7,950,000            7,379
                                                                ----------------
UNITED KINGDOM (15.7%)
 Unilever PLC                                        2,047,000           14,870
 Lloyds TSB Group PLC                                1,274,000           12,858
 Amersham PLC                                        1,300,000           11,476
 Rolls-Royce PLC                                     5,190,000           11,284
 Standard Chartered PLC                              1,120,000           11,190
 Royal Bank of Scotland
  Group PLC                                            442,224           10,580
 GlaxoSmithKline PLC                                   379,100           10,200
 British Telecommunications
  PLC                                                1,843,036            9,328
 GUS PLC                                             1,307,810            9,263
 Boots Co. PLC                                       1,000,000            8,799
 Kingfisher PLC                                      1,458,000            6,785
 British Airways PLC                                 1,930,000            4,182
                                                                ----------------
                                                                        120,815
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $847,925)                                                        744,412
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.9%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
2.60%, 11/1/2001                                       $19,283           19,283
2.60%, 11/1/2001--Note F                                41,869           41,869
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $61,152)                                                          61,152
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.6%)
 (Cost $909,077)                                                        805,564
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        MARKET
                                                         VALUE
                                                         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-4.6%)            $ (35,683)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 37,433,035 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                             $769,881
================================================================================
NET ASSET VALUE PER SHARE                               $20.57
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
 Investments in Securities, at Value                 $ 805,564
 Receivables for Investment Securities Sold             22,468
 Other Assets--Note C                                    7,768
                                                --------------
  Total Assets                                         835,800
                                                --------------
LIABILITIES
 Payables for Investment Securities
  Purchased                                             19,182
 Security Lending Collateral Payable
  to Brokers--Note F                                    41,869
 Other Liabilities                                       4,868
                                                --------------
  Total Liabilities                                     65,919
                                                --------------
--------------------------------------------------------------------------------
NET ASSETS                                            $769,881
================================================================================



--------------------------------------------------------------------------------
                                                        AMOUNT              PER
                                                         (000)            SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                       $920,544           $24.59
Undistributed Net Investment
 Income--Note D                                         10,293              .28
Accumulated Net Realized
 Losses--Note D                                        (57,411)           (1.53)
Unrealized Depreciation--Note E
 Investment Securities                                (103,513)           (2.77)
 Foreign Currencies                                        (32)              --
--------------------------------------------------------------------------------
NET ASSETS                                            $769,881           $20.57
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the two most recent reporting periods, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the periods.

--------------------------------------------------------------------------------
                                                    INTERNATIONAL VALUE FUND
                                           -------------------------------------
                                               JAN. 1 TO             YEAR ENDED
                                           OCT. 31, 2001          DEC. 31, 2000
                                                   (000)                  (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                     $ 14,495               $ 20,053
 Interest                                            932                  2,363
 Security Lending                                    915                    324
--------------------------------------------------------------------------------
  Total Income                                    16,342                 22,740
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                           887                  1,417
 Performance Adjustment                               60                   (372)
The Vanguard Group--Note C
 Management and Administrative                     2,655                  3,076
 Marketing and Distribution                          123                    154
Custodian Fees                                       267                    531
Auditing Fees                                         15                     10
Shareholders' Reports                                 41                     39
Trustees' Fees and Expenses                            1                      1
--------------------------------------------------------------------------------
  Total Expenses                                   4,049                  4,856
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                             12,293                 17,884
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                      (39,371)                (3,831)
 Foreign Currencies                               (1,137)                (2,345)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                         (40,508)                (6,176)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                          (143,214)               (88,698)
 Foreign Currencies                                  (10)                    24
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                                 (143,224)               (88,674)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     $(171,439)              $(76,966)
================================================================================
*Dividends are net of foreign witholding taxes of $952,000 and $1,603,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------
                                                              INTERNATIONAL VALUE FUND
                                                -----------------------------------------------
                                                    JAN. 1 TO           YEAR ENDED DECEMBER 31,
                                                OCT. 31, 2001             2000         1999
                                                        (000)            (000)        (000)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                               $ 12,293         $ 17,884     $ 22,757
 Realized Net Gain (Loss)                             (40,508)          (6,176)      42,427
 Change in Unrealized Appreciation (Depreciation)    (143,224)         (88,674)     115,124
-----------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                         (171,439)         (76,966)     180,308
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                   (316)         (23,114)     (22,865)
 Realized Capital Gain                                     --           (6,684)     (25,324)
-----------------------------------------------------------------------------------------------
  Total Distributions                                    (316)         (29,798)     (48,189)
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
Issued                                                522,257          690,977      577,871
Issued in Lieu of Cash Distributions                      290           27,455       44,683
Redeemed                                             (416,235)        (821,000)    (516,320)
-----------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                         106,312         (102,568)     106,234
-----------------------------------------------------------------------------------------------
Total Increase (Decrease)                             (65,443)        (209,332)     238,353
-----------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                   835,324        1,044,656      806,303
-----------------------------------------------------------------------------------------------
End of Period                                       $ 769,881        $ 835,324   $1,044,656
===============================================================================================
1Shares Issued (Redeemed)
Issued                                                 22,758           25,713       20,872
Issued in Lieu of Cash Distributions                       13            1,059        1,580
Redeemed                                              (17,435)         (30,542)     (18,723)
-----------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding         5,336           (3,770)       3,729
===============================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------
                                                                    INTERNATIONAL VALUE FUND
                                          ------------------------------------------------------------
FOR A SHARE OUTSTANDING                       JAN. 1 TO             YEAR ENDED DECEMBER 31,
THROUGHOUT EACH PERIOD                    OCT. 31, 2001     2000     1999     1998      1997     1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $26.02   $29.13   $25.09   $22.64    $27.54   $31.11
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .34      .55      .69      .77      .690      .82
 Net Realized and Unrealized Gain (Loss)
  on Investments                                  (5.78)   (2.74)    4.74     3.64    (1.945)    2.20
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                (5.44)   (2.19)    5.43     4.41    (1.255)    3.02
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.01)    (.73)    (.66)   (1.06)    (.690)    (.82)
 Distributions from Realized Capital Gains           --     (.19)    (.73)    (.90)   (2.955)   (5.77)
------------------------------------------------------------------------------------------------------
  Total Distributions                              (.01)    (.92)   (1.39)   (1.96)   (3.645)   (6.59)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $20.57   $26.02   $29.13   $25.09    $22.64   $27.54
======================================================================================================
TOTAL RETURN                                    -20.91%   -7.48%   21.81%   19.46%    -4.58%   10.22%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $770     $835   $1,045     $806      $777     $917
 Ratio of Total Expenses to
  Average Net Assets                             0.64%*    0.53%    0.59%    0.52%     0.49%    0.50%
 Ratio of Net Investment Income to
  Average Net Assets                             1.93%*    1.94%    2.54%    2.77%     2.36%    2.50%
Portfolio Turnover Rate                             37%      78%      41%      39%       37%      82%
======================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. Effective in 2001, the fund's fiscal year-end changed from December 31 to October 31.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Hansberger Global Investors, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the period ended October 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund's average net assets before an increase of $60,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2001, the fund had contributed capital of $139,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the period ended October 31, 2001, the fund purchased $382,657,000 of investment securities and sold $274,879,000 of investment securities, other than temporary cash investments.

     During the period ended October 31, 2001, the fund realized net foreign currency losses of $1,137,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     At October 31, 2001, the fund had available a capital loss carryforward of $57,255,000 to offset future net capital gains of 17,884,000 through October 31, 2008, and $39,371,000 through October 31, 2009.

E. At October 31, 2001, net unrealized depreciation of investment securities for federal income tax purposes was $103,513,000, consisting of unrealized gains of $47,745,000 on securities that had risen in value since their purchase and $151,258,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency losses of $32,000 resulting from the translation of other assets and liabilities at October 31, 2001.

F. The market value of securities on loan to broker/dealers at October 31, 2001, was $39,715,000, for which the fund held cash collateral of $41,869,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD INTERNATIONAL VALUE FUND:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 3, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD INTERNATIONAL VALUE FUND

This information for the fiscal period ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2001, are as follows:

--------------------------------------------------------------------------------
                                     GROSS FOREIGN          FOREIGN
COUNTRY                                  DIVIDENDS              TAX
--------------------------------------------------------------------------------
Brazil                                      0.0029           0.0000
France                                      0.0552           0.0020
Germany                                     0.0293           0.0013
Greece                                      0.0074           0.0000
Hong Kong                                   0.0242           0.0000
Ireland                                     0.0042           0.0000
Italy                                       0.0099           0.0000
Japan                                       0.0211           0.0020
South Korea                                 0.0146           0.0026
Mexico                                      0.0143           0.0003
Netherlands                                 0.0358           0.0027
Russia                                      0.0045           0.0007
Singapore                                   0.0058           0.0014
Spain                                       0.0036           0.0001
Sweden                                      0.0270           0.0001
Switzerland                                 0.0383           0.0007
Thailand                                    0.0019           0.0002
United Kingdom                              0.1122           0.0110
--------------------------------------------------------------------------------

     The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2001. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2002.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmerisourceBergen Corp., Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP[R]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                                (C)2001 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q460 122001